Trade and other receivables	12 Months Ended
Jun. 30, 2022
Trade and other receivables
Trade and other receivables

22 Trade and other receivables

		As at June 30,
	Note	2021	2022
		RMB’000	RMB’000
Current
Trade receivables		374,828	375,798
Less: loss allowance	34(a)	(59,827)	(85,117)

Trade receivables, net of loss allowance		315,001	290,681
Amounts due from related parties	37(c)	1,791	5,105
Miscellaneous expenses paid on behalf of franchisees		192,072	246,097
Value-added tax (“VAT”) recoverable		79,590	182,906
Rental deposits		94,423	101,124
Receivables due from on-line payment platforms and banks (i)		33,309	26,806
Prepayments for inventories		38,758	52,476
Prepayments for licensing expenses		11,503	35,223
Prepayments for listing expenses relating to Hong Kong public offering		—	58,560
Others		58,278	57,220

		824,725	1,056,198

Notes:

(i)	Receivables due from on-line payment platforms and banks mainly represented the proceeds of online sales through e-commerce platforms collected by and retained in third-party online payment platforms. Withdrawal of the balances retained in online payment platforms could be made anytime upon the Group’s instructions. The amounts also included those due from banks for offline sales made through customer credit/debit cards and other online payment platforms that require overnight processing by the collection banks.
(ii)	All of trade and other receivables classified as current portion are expected to be recovered or recognized as expense within one year.
(iii)	Trade debtors are due within 30 to 180 days from the date of revenue recognition for domestic and overseas customers respectively. Further details on the Group’s credit policy and credit risk arising from trade debtors are set out in Note 34(a).